UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☑    Definitive Additional Materials
☐     Soliciting Material under § 240.14a-12

Douglas Elliman Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑  No fee required.
☐  Fee paid previously with preliminary materials.
☐  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DOUGLAS ELLIMAN INC.
4400 Biscayne Blvd.
Miami, Florida 33137

SUPPLEMENT TO PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 29, 2022

Explanatory Note

On May 13, 2022, Douglas Elliman Inc. (the “Company”) filed a definitive proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Wednesday, June 29, 2022 (the “Annual Meeting”). The printed Proxy Statement that will be mailed to stockholders will be corrected to:

1.include two additional related party disclosures as described below that were not included in the Proxy Statement filed on May 13, 2022; and
2.correct the form of proxy card to include the option to “ABSTAIN” from voting in respect of “Item 4, the Advisory vote on the frequency of holding the say-on-pay vote,” which was truncated from the proxy card attached to the Proxy Statement filed on May 13, 2022.

The purpose of this supplement, dated May 20, 2022 (this “Supplement”), is to include the following disclosure, which is contained in the printed Proxy Statement and proxy card mailed to stockholders.

Changes in the Proxy Statement

Certain Relationships and Related Party Transactions

The section entitled “Certain Relationships and Related Party Transactions” on page 28 of the printed Proxy Statement has been corrected to include the following two paragraphs under the subsection “Other related party transactions”:

Mr. Durkin’s spouse is a real estate agent whose license is held at a subsidiary of the Company, and who received commissions and other payments of $420,095 in accordance with brokerage activities in 2021.

A subsidiary of the Company and Mr. Liebowitz each owned a 50% interest in Innova Risk Management, the business and assets of which were sold to Alliant Insurance Services, Inc. in 2019. In May 2022, Alliant Insurance Services, Inc. paid the performance-based earn-out payment of $2,000,000; the subsidiary of the Company received a final distribution of $653,767 and Mr. Liebowitz received a final distribution of $1,230,650. There were no other earn-out payments received.

Form of Proxy Card

The form of proxy card on page 35 of the printed Proxy Statement and the proxy cards mailed to stockholders have been corrected to include the option to “ABSTAIN” from voting in respect of “Item 4, the Advisory vote on the frequency of holding the say-on-pay vote.” The corrected proxy card is attached to this Supplement.

* * * * *

Except as specifically revised or supplemented by the information contained herein, this Supplement does not modify, amend or otherwise affect any of the other information set forth in the Proxy Statement filed on May 13, 2022. This Supplement should be read with the Proxy Statement, and, from and after the date of this Supplement, any references to the Proxy Statement will be deemed to be to the Proxy Statement as supplemented hereby. The Company has posted its Proxy Statement with the corrections described in this Supplement on its website and the AST proxy portal at http://www.astproxyportal.com/ast/24986/. The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available to stockholders on the Company’s website at https://investors.elliman.com/governance/governance-documents/default.aspx.

DOUGLAS ELLIMAN INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE 2022 ANNUAL MEETING OF
STOCKHOLDERS OF DOUGLAS ELLIMAN INC.
The undersigned stockholder of Douglas Elliman Inc. (the “Company”) hereby constitutes and appoints each of Marc N. Bell and J. Bryant Kirkland III attorney and proxy of the undersigned, with power of substitution, to attend, vote and act for the undersigned at the 2022 Annual Meeting of Stockholders of the Company, a Delaware corporation, to be held via live webcast at https://web.lumiagm.com/236285623 on Wednesday, June 29, 2022 at 10:00 a.m. eastern time, and at any adjournments or postponements thereof, with respect to the following on the reverse side of this proxy card and, in their discretion, on such other matters as may properly come before the meeting and at any adjournments or postponements thereof.
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF DOUGLAS ELLIMAN INC.

June 29, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card
are available at http://www.astproxyportal.com/ast/24986/

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3 AND FOR “ONE YEAR” FOR ITEM 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☑

The Board of Directors recommends you vote FOR all nominees on Item 1.
1. Election of Directors:

FOR ALL NOMINEES	☐

WITHHOLD AUTHORITY FOR ALL NOMINEES	☐

FOR ALL EXCEPT (See instructions below)	☐

Nominees: ☐ Richard J. Lampen and ☐ Wilson L. White

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☑

The Board of Directors recommends you vote FOR Items 2 and 3 and for “ONE YEAR” in Item 4.

2. Approval of ratification of Deloitte & Touche LLP as independent registered public accounting firm for the year ending December 31, 2022.

FOR	☐

AGAINST	☐

ABSTAIN	☐

3. Advisory vote on executive compensation (the say-on-pay vote):

FOR	☐

AGAINST	☐

ABSTAIN	☐

4. Advisory vote on the frequency of holding the say-on-pay vote:

1 YEAR	☐

2 YEARS	☐

3 YEARS	☐

ABSTAIN	☐

The shares represented by this proxy will be voted in the manner directed by the undersigned stockholder. If not otherwise directed, this proxy will be voted FOR the election of the nominees, FOR the ratification of the independent registered public accounting firm, FOR the advisory say–on-pay vote and for holding the say-on-pay vote every ONE YEAR.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder                        Date            Signature of Stockholder                    Date
NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.